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AXA EQUITABLE LIFE INSURANCE COMPANY

SUPPLEMENT DATED FEBRUARY 18, 2015 TO THE CURRENT PROSPECTUS FOR INVESTMENT EDGE(R)

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This Supplement modifies certain information in the above-referenced prospectus, supplements to the prospectus and statement of additional information (together, the "Prospectus") offered by AXA Equitable Life Insurance Company ("AXA Equitable"). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. Please note the following changes:

DOLLAR COST AVERAGING (DCA): CHANGE TO THE TIMING OF THE INITIAL TRANSFER FROM A DCA PROGRAM

Currently, if you enroll in and make a contribution to a new DCA program, the first transfer from the EQ/Money Market variable investment option will occur one month from the date we receive that contribution, but not later than the 28th day of the month.

Beginning on February 23, 2015, if you enroll in and make a contribution to a new DCA program, the first transfer from the EQ/Money Market variable investment option will occur on the date we receive that contribution. DCA programs that were set up prior to February 23, 2015 are not affected by this change.

To reflect this change, the seventh bulleted paragraph "Dollar cost averaging" in the "Contract features and benefits" section of your Prospectus is replaced in its entirety with the following paragraphs:

..   You can enroll in a dollar cost averaging program on your contract application or after your contract has been issued. A program will become effective on the date you make your first contribution by allocating funds to the EQ/Money Market variable investment option. The date we receive your initial contribution will also be the date of the first transfer to the other variable investment options in accordance with your program's allocation instructions. Each subsequent transfer date for the time period selected will be one month from the date of the previous transfer. If a transfer date falls on a non-business day, the transfer will be made on the next business day. We will transfer all amounts by the end of the chosen time period for your program.

   For example, assume you enroll in a 3 month dollar cost averaging program. On the date you make your initial contribution (say, $60,000) to the program, your program becomes effective and the first transfer of $20,000 is made immediately in accordance with your program's allocation instructions. The second transfer of $20,000 will be made one month after your first contribution and the third and final transfer of $20,000 will be made two months after your first contribution.

..   The only transfers that will be made from your program are your regularly scheduled transfers to the variable investment options. If you request to transfer any other amounts from your program, we will transfer all of the value that you have remaining in the account to the investment options according to the allocation percentages for the program that we have on file for you.


    Investment Edge(R) is issued by and is a registered service mark of AXA
               Equitable Life Insurance Company (AXA Equitable).
   Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.
               1290 Avenue of the Americas, New York, NY 10104.

   Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                (212) 554-1234

                   EVM 08 (2/15)                      Catalog No. 153120 (2/15)
                   Investment Edge IF/NB                                #873962